UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 12, 2005

STAR GAS PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	33-98490	06-1437793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2187 Atlantic Street, Stamford, CT	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 328-7310

Not Applicable

(Former name or former address, If changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The purpose of this Form 8-K is to file the balance sheets of Star Gas LLC, a Delaware limited liability company and the sole general partner of the Partnership, as set forth in Item 9 hereof.

Item 9.01.	Financial Statements and Exhibits.

(c) Audited balance sheets of Star Gas LLC as of September 30, 2003 and 2004

Exhibit Number	Description of Exhibit

99.1	Audited balance sheets of Star Gas LLC as of September 30, 2003 and 2004

99.2	Consent of Independent Auditors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR GAS PARTNERS, L.P.
By:	Star Gas LLC (General Partner)

By:	/s/ Richard F. Ambury
Name:	Richard F. Ambury
Title:	CFO
Date: May 12, 2005